Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events

On January 12, 2022, the Company’s Equity Incentive Plan, as previously amended, was further amended and restated to increase the aggregate number of shares of the common stock reserved for issuance under the Plan to 5,500,000 shares. The same date, the Compensation Committee granted an aggregate of 5,337,000 restricted shares of common stock pursuant to the Equity Incentive Plan. Of the total 5,337,000 shares issued, 1,600,000 shares were granted to the non-executive members of the board of directors, 1,700,000 were granted to the executive officers, 1,887,000 shares were granted to certain of the Company’s non-executive employees and 150,000 shares were granted to the sole director of the Company’s commercial manager, a non-employee. The fair value of each share on the grant date was $0.91. 1,779,028 shares vested on the grant date, 1,778,986 shares will vest on October 1, 2022 and 1,778,986 shares will vest on October 1, 2023.

On January 26, 2022, the Company voluntarily prepaid $5,000 of the outstanding balance of the Second JDH Note using cash on hand (Note 7). In connection with this prepayment the Company’s cash sweep obligations for 2022 under the JDH Loans and JDH Notes were waived pursuant to a waiver letter signed on January 19, 2022.

On January 26, 2022, the Company received written notification from Nasdaq, indicating that because the closing bid price of the Company’s common stock for 30 consecutive business days, from December 13, 2021 to January 25, 2022, was below the minimum $1.00 per share bid price requirement for continued listing on the Nasdaq Capital Market, the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2). On February 14, 2022, the Company received written notification from Nasdaq that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) concerning the minimum bid price of the Company’s common stock.

On February 28, 2022, the Company voluntarily prepaid the remaining balance of $1,850 of the Second JDH Loan using cash on hand. All obligations under the Second JDH Loan were irrevocably and unconditionally discharged pursuant to the deed of release dated February 28, 2022.

On February 28, 2022, ATB entered into a deed of release with respect to the Partnership resulting in a complete release of the facility agreement after full settlement of the outstanding balance of $15,129 of the February 2019 ATB Loan Facility.
On March 9, 2022, the Company entered into a sale and leaseback transaction with Chugoku Bank, Ltd. to refinance the vessel which was previously financed by the February 2019 ATB Loan Facility and the Second JDH Loan secured by the Partnership through first and second priority mortgages respectively. The Company sold and chartered back the vessel from Chugoku Bank on a bareboat basis. The financing amount is $21,300 and the interest rate is 2.9% plus SOFR per annum. The principal will be repaid over an eight-year term, through 32 quarterly installments averaging at approximately $590 and a balloon payment of $2,388 at the expiration of the bareboat. Following the second anniversary of the bareboat charter, the Company has continuous options to repurchase the vessel.

On March 10, 2022, the Company voluntarily prepaid another $5,000 of the outstanding balance of the Second JDH Note using cash on hand (Note 7).

On March 10, 2022, the Company announced a regular quarterly dividend of $0.025 per share as well as a special dividend of $0.025 per share for the fourth quarter of 2021, both payable in the first week of April 2022 to all shareholders of record as of March 25, 2022.